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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 30, 2005


                         ENTERTAINMENT PROPERTIES TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                      1-13561                 43-1790877
 (State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

          30 West Pershing Road, Suite 201, Kansas City, Missouri 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (816) 472-1700
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01         Regulation FD Disclosure

     On November 30, 2005, our President and CEO David Brain made a presentation to the Friedman Billings Ramsey 2005 Investor Conference at which he made certain statements with regard to our business, strategies, acquisitions, financings and outlook. A webcast of Mr. Brain's presentation is posted on our website at www.eprkc.com.

     Mr. Brain's remarks included forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, identified by such words as "will be," "intend," "continue," "believe," "may," "expect," "hope," "anticipate," "predict" or other comparable terms. Our actual business, financial condition, results of operations and funds from operations may vary materially from those contemplated by such forward-looking statements. A discussion of the factors that could cause actual results to differ materially from those forward-looking statements is contained in our SEC filings, including our annual report on Form 10-K for the year ended December 31, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          ENTERTAINMENT PROPERTIES TRUST

Dated:  December 1, 2005                  By:/s/ Fred L. Kennon
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                                             Fred L. Kennon
                                             Vice President, Treasurer and Chief
                                             Financial Officer